PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.


                                                                    EXHIBIT 10.1

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED DISTRIBUTION AGREEMENT (the "Agreement") is entered into between MOTOROLA, INC., a corporation duly organized and existing under the laws of the State of Delaware, having a place of business at 789 International Parkway, Sunrise, FL 33325 (hereinafter "Motorola"), and BRIGHTSTAR CORP. a corporation duly organized and existing under the laws of the State of Delaware, having its principal place of business at 2010 N.W. 84th Ave., Miami. FL 33122 (hereinafter "Master Services Distributor" or "MSD"), effective as of October 9, 2003 ("Effective Date").

WHEREAS, the parties hereto are party to that certain Distribution Agreement, dated June 1, 2000 (the "Original Distribution Agreement");

WHEREAS, the parties desire and have determined it to be in their best interest to amend and restate the Original Distribution Agreement, in its entirety, with this Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to amend and restate the Original Distribution Agreement as follows:

0.    DEFINITIONS.

      a. "Distributor Managed Account" means a customer account managed by MSD where MSD deals directly with such customer account and MSD is responsible for negotiating all key terms including pricing and services.

      b. "Motorola Managed Account" means a customer account supported by MSD where Motorola deals directly with such customer account [***].

      c. "Assigned Account" means an account where MSD is the designated distributor responsible for the sale of Products and services.

      d. "Jointly Serviced Account" means an account that is serviced by more than one distributor for the sale of Products and services.

      e.    "Products" means cellular telephones manufactured by Motorola

      f. "Purchasing Agent Agreement Accounts (PAAC)" means an account on which MSD is authorized by customer to act as its purchasing agent.

1.    APPOINTMENT AS MASTER SERVICES DISTRIBUTOR

      a. Subject to the terms of this Agreement, Motorola hereby appoints Distributor as a "Master Services Distributor," of Products and Distributor hereby accepts the appointment, as an authorized non-exclusive distributor of Motorola Products, as specified in Attachment 1. Master Services Distributor is authorized to purchase Products directly from Motorola pursuant to purchase orders entered into in connection with this Agreement and resell such Products solely within or destined for further distribution and use in Mexico, Central America, South America, and the Caribbean, as specified in Attachment 2 (hereinafter the "Territory"). Distributor may not purchase Products from any company, person, or entity other than Motorola, unless specifically authorized by Motorola in writing to make such purchases. Motorola may, from time to time, at its sole and absolute discretion (i) restrict the type of Products Distributor is

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


            authorized to sell if such Products differentiate in such a way that require a unique channel of distribution that is not being served by MSD; or (ii) restrict the customers to whom Distributor is authorized to sell Products, as provided in this Agreement and subject to the provisions of attachment 5 Section 2a or (iii) restrict the Territory, as provided in this Agreement and subject to the provisions of attachment 5 Section 2a If notwithstanding the restriction of Products MSD meets the criteria to distribute such restricted Products, Motorola shall compensate MSD as provided in
            Section 2b of the Attachment 5. In the event of Product restrictions Motorola shall notify MSD with prior ninety (90) days notice.

      b. Distributor acknowledges and agrees that Motorola reserves the right to limit distribution of Motorola Products to distributors who satisfy Motorola's qualification criteria for distribution of such product lines. Master Services Distributor hereby consents to the application of such criteria to its distribution of Products purchased in connection with this Agreement. Master Services Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder.

      c. Distributor acknowledges and agrees that Motorola reserves the right to appoint other distributors within the Territory and that Motorola may, at its sole and unrestricted discretion, choose to use other agents, dealers, distributors, representatives and independent contractors, as well as its regularly employed sales force and that of its subsidiaries or affiliated companies, to promote and/or sell the Products within the Territory. [***]

      d. Distributor acknowledges and agrees that Motorola reserves the right to restrict the distribution of specific models of Products to specific areas and/or customers within the Territory and at Motorola's sole discretion. Motorola will notify Distributor in writing of such restrictions from time to time and Distributor agrees to limit its distribution of such models accordingly. Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder.

      e. Distributor acknowledges and agrees that there will be certain accounts that are reserved to Motorola, the Motorola Managed Accounts, [***], pursuant to which Motorola will deal directly with the customer [***].

2.    TERM OF THIS AGREEMENT

The term of this Agreement shall commence on the Effective Date and shall continue for a period of [***], unless terminated as permitted herein.
[***]. The number renewals notwithstanding, this Agreement shall always be interpreted as a fixed term agreement and not as an indefinite term agreement.

3. PARTY RELATIONSHIP

It is agreed that Master Services Distributor's relationship to Motorola is that of an independent contractor and no other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed so as to make Master Services Distributor (or its employees, distributors, resellers or agents) employees of Motorola,

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


or agents with the power to bind Motorola contractually. Master Services Distributor, its employees, distributors, resellers and agents shall have no authority to bind, obligate or incur any liability on behalf of Motorola. This Agreement does not create any agency, joint venture, partnership, or franchise between Master Services Distributor and Motorola. Master Services Distributor shall incorporate this Section 3 into all of Master Services Distributor's agreements for agency or resale of Products purchased hereunder and Master Services Distributor shall enforce this clause.

4.    MASTER SERVICES DISTRIBUTOR RESPONSIBILITIES

In distributing Products, Master Services Distributor shall:

      a. Sell, advertise, and promote the sale and use of Products throughout the Territory.

      b. MSD will maintain a greater-than [***] market share of quarterly Net Sales After Discount of Distributor's sales of new Motorola handsets in the Assigned Accounts in each of the following three regions: (1) Mexico, (2) LAS (Argentina and Chile), (3) LAN (Venezuela; Central America and Caribbean; Rest of South America - Bolivia, Colombia, Ecuador, Paraguay, Peru, Uruguay). The [***] share shall be calculated by region as follows:

            (X-H-G-E)/(X-H-E)* 100%

            Where:
            [***]

            b.l. If PAAC purchases are above [***] of the applicable region's TAM, then Motorola reserves the right to reassign the PAAC customers or customers within that region with the following options: (i) Give MSD ninety (90) days notice or (ii) Immediate reasignment of the PAAC account and buy back all of MSD inventory at MSD's cost for that specific PAAC account;

            MSD performance hereunder will not be contingent upon Motorola's product mix. MSD will provide NSAD sales reports 15 days after the end of each month. For Motorola NSAD sales such report must include carrier, model, invoice price and a dollar value for X, H, G and E as identified in Section 4bl. MSD will provide audited quarterly reports thirty (30) days after the end of each quarter, certifying the values above mentioned. Motorola will reimburse MSD for the costs for the audit unless such audit cannot be completed for causes attributable to MSD. The audit shall be conducted by an independent auditor proposed by MSD and approved by Motorola.

      c. Use best efforts to increase Motorola market share at those accounts where Master Services Distributor is a purchasing Agent.

      d. Maintain a sales organization, including on-site field representatives, which in both parties determination is sufficient to effectively promote and market the Products. Effectiveness will be measured via top box feedback in customer satisfaction surveys and other methods as determined by solely Motorola.

      e. Maintain a technical support organization, which in both parties determination is sufficient to effectively support the needs of the Assigned Accounts.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


      f. Purchase the Products from Motorola in the manner described in the Section referred to as "Purchase of Products".

      g. Furnish to Motorola information relating to orders, sales, service, inventory levels, and Product sales forecasts in such manner as Motorola may require. This includes providing all Distributor Managed Account proposals to the local Account Manager prior to providing it to the Distributor Managed Account.

      h. Furnish Motorola, upon Motorola's request, detailed market analyses and reports with respect to the Products in the Territory.

      i. Keep accurate records of the identities, activities and contact information of all sub-agents and sub-distributors for Motorola products and disclose these records to Motorola, upon Motorola's request.

      j. Meet mutually agreed Net Sales After Discount for all Distributor Managed Accounts.

      k. MSD shall comply with the Collaborative Planning Forecasting and Replenishment process ("CPFR") as defined by the Voluntary Inter-Industry Commerce Standards Committee and agrees to maintain sufficient Product inventory to fill Motorola Managed Accounts and Distributor Managed Accounts in a timely manner.

      l. In the event MSD fails to comply with this Section 4 of this Agreement, the following shall apply: (i) when notified by Motorola in writing of failure to comply, MSD shall submit to Motorola a corrective action plan listing the measures to be undertaken by MSD to remedy the noncompliance issues together with specific correction measures to be reached. MSD shall submit such plan within thirty days of Motorola's request for such plan; (ii) the corrective action plan together with the specific correction measures to be reached by MSD shall be subject to approval by Motorola. If within the agreed period for the corrective action plan, MSD has not performed according to the action plan, Motorola shall review the actions taken by MSD to improve performance and will request MSD to establish a revised corrective action plan for the following quarter. If at the end of this second corrective action period, Motorola deems the progress of Distributor to be unsatisfactory in performance, Motorola reserves the right to terminate the Agreement immediately and without liability.

      5.    CREDIT LINE

      a. Motorola agrees to provide MSD with a credit line that Motorola determines is appropriate based upon standard credit industry criteria that helps determine the credit worthiness of Master Services Distributor. ("Credit Line") The Credit Line represents the total available credit for the Products for all Master Services Distributor's divisions, affiliates, parent companies, and subsidiaries worldwide. The Credit Line will remain available to Master Services Distributor as long as Master Services Distributor's financial status remains acceptable to Motorola. MSD agrees to comply with all terms of any credit line extended by Motorola.

      b. If Motorola determines that MSD's orders and/or forecasts indicate that the Credit Line will be exceeded during any given month, Motorola may, at Motorola's sole option, (i) require that MSD endorse, or cause one or more of MSD's subsidiaries to endorse, customer receivables for Products to Motorola and/or one or more of its affiliates (subject to MSD and/or its subsidiaries, as the case may be, obtaining any necessary prior approvals required under its financing agreements), or (ii) pursue a fee for service model for selected accounts and/or Products.

      c. Motorola may, at Motorola's sole discretion, increase Master Services Distributor Credit Line per Motorola credit risk standards, if and when Master Services Distributor financial status changes to qualify for such an increase.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

      d. If Motorola deems MSD's financial condition or credit is inadequate or unsatisfactory under standard credit industry criteria, then in addition to Motorola's other rights, Motorola may take any of the following actions without incurring further liability: (i) Cancel any previously accepted purchase order for Products; (ii) Require MSD to pay cash with order, and/or (iii) delay any further shipment of Products to MSD.

6. PURCHASE OF PRODUCTS.

      a. Under the terms and conditions of this Agreement, Master Services Distributor agrees to purchase Products to be resold in the Territory. Master Services Distributor shall submit to Motorola for its acceptance purchase orders listing the model, quantity, and requested shipment date of the Products requested. All other terms and conditions on Master Services Distributor's purchase order form are hereby rendered null, void, and of no effect, by the terms and conditions of this Agreement.

      b. Prices stated on Master Services Distributor's purchase orders shall conform to Motorola's then current price list for Distributor Managed Accounts, or deal prices negotiated by Motorola for Motorola Managed Accounts, as specified in Section 9, Paragraphs a and b.

      c. Motorola reserves the right in its sole discretion to accept or reject any order for Products received from Master Services Distributor without any further liability, including without limitation for the failure of Master Services Distributor to satisfy Motorola's distribution qualification requirements for distribution of the requested Product. No purchase order is binding on Motorola until accepted. A purchase order is accepted by Motorola when Product is shipped or when acceptance is acknowledged in writing by a duly authorized officer or employee of Motorola, whichever occurs first. Motorola will have no obligation to confirm the validity of any purchase order placed or the authority of the person placing the purchase order.

      d. Master Services Distributor shall provide Motorola on a monthly basis, no less than [***] the start of the following month, a continuous usage forecast for the following [***] (the 'Forecast") for Distributor Managed Accounts to assist Motorola in maintaining an orderly production flow for the purpose of Master Services Distributor's delivery requirements. Master Services Distributor shall indicate the Product model number and projected volume by units for each month of the Forecast. Master Services Distributor's failure to provide such information may be considered cause for Motorola's excusable delivery delay. In addition to the Forecasts mentioned herein, the Parties also agree to book the [***] of the forecast in advance, and participate in the CPFR process. The parties shall jointly develop CPFR standards and guidelines to increase efficiencies in supply chain management, inventory management, manufacturing capacity, materials reservation, replenishment and sales forecasting.

      e. Master Services Distributor shall submit firm purchase orders for Products no less than [***] the requested shipment date, unless otherwise agreed to by Motorola. Motorola agrees that Master Services Distributor may adjust model quantities on any purchase order no less than [***] shipment, as long as the total dollar amount of the corresponding purchase order is not lower than the original purchase order submitted. For Motorola Managed Accounts, Master Services Distributor agrees to accept invoiced orders as early as [***] customer requested ship date ("CRSD") or [***] CRSD, without changes in terms and conditions. MSD has the right to cancel a purchase order if Motorola fails to ship the Products after [***] of the CRSD.

      f. Master Services Distributor agrees to comply with any minimum purchase amounts as required by Motorola. Motorola may modify these amounts from time to time, at its sole discretion, by notifying Master Services Distributor in writing. The minimum purchase amount for cellular phones is [***] per lot, with the exception of [***] orders into [***]. Master Services Distributor agrees that any purchase orders submitted to comply with any minimum purchase amounts shall be non-cancelable within [***] of ship scheduled date.

7. PAYMENT AND DELIVERY

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

      a. Unless otherwise approved in writing by Motorola, Master Services Distributor must remit payment for Products within [***] of the date of the invoice, in U.S. currency by wire transfer, to any of the Motorola bank accounts listed below:

            Bank One                           Citibank
            One First National Plaza           399 Park Avenue
            Chicago, IL 60670                  New York, NY 10022
            Motorola Account Number [***]      Motorola Account Number [***]
            ABA [***]                          ABA [***]


            With respect to Motorola Managed Accounts, Master Services Distributor's payment terms shall be equal with the terms Motorola has agreed with the Motorola Managed Account. Master Services Distributor's payments for Motorola's Managed Accounts shall not be contingent nor dependent in any way to (i) Master Services Distributor's accounts receivable or (ii) late payment on the part of the Motorola Managed Account.

      b. Deliveries from [***] are [***] as defined in INCOTERMS 2000. All other deliveries are [***] the designated manufacturing or distribution facility from which Products are shipped, as defined in INCOTERMS 2000. Title to the Products and risk of loss shall pass to Master Services Distributor at the designated manufacturing or distribution facility. All costs associated with shipment, freight, and insurance of the Products while in transit, shall be the sole responsibility of Master Services Distributor.

      c. In the case MSD should fail to pay any non disputed invoices Motorola will proceed as follows:

            c.l.  Motorola will immediately notify MSD and.

            c.2. MSD shall respond in writing within 24 hours after such notification is made regarding payment status.

            c.3. MSD shall pay within 2 business days from original notification as provided in c.1.

            c.4.  If MSD does not pay within 2 business days Motorola may:

                  (i) Place MSD on Credit Hold until payment is received and/or

                  (ii)  Delay any further shipment of products to MSD and/or

                  (iii) Cancel any previously accepted purchase order for
                        products and/or

                  (iv)  Immediately terminate the Agreement.

            c.5 In the event that the amount of any non-disputed unpaid invoice or invoices (individually or in the aggregate) accepted by Motorola exceed an amount which Motorola reasonably believes under standard credit industry criteria would call into question MSD's creditworthiness, Motorola may notify GE Capital and/or Ocean Bank of an Event of Default as defined under Motorola's Intercreditor Agreements with GE Capital and Ocean Bank, terminate this Agreement and, subject to the Intercreditor Agreements, accelerate the maturity of MSD's obligations to Motorola, repossess the unpaid products and exercise any and all other rights and remedies to which it is entitled under this Agreement or any other agreement with MSD, or at law or in equity.

      d. MSD shall immediately notify Motorola of a payment dispute. Motorola has [***] to validate the dispute and in order for MSD to discount the disputed invoices from the weekly payment, MSD shall notify Motorola at least nine (9) days before the payment becomes due.

            In the case the dispute is not valid MSD shall pay in the day the payment becomes due.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

            In the case the dispute is valid Motorola and MSD will agree on an action plan to resolve the dispute.

      e. Subject to any agreements that exists between, Motorola and Distributor, including, without limitation, that certain Intercreditor Agreement by and among General Electric Capital Corporation, Motorola, Brightstar U.S., Inc. and Brightstar Corp. dated June 12, 2002, MSD grants to Motorola a security interest and lien upon all of MSD's now existing or hereafter acquired inventory of the products, and all of MSD's accounts, chattel paper, instruments, contract rights, general intangibles, accounts receivable and the proceeds thereof now existing or arising out of MSD's sale or other disposition of the Products. MSD agrees to cooperate in whatever manner requested by Motorola that is reasonably necessary to assist in perfecting and recording such security interest and lien.

8.    INVENTORY REPORTING

Master Services Distributor shall furnish Motorola with accurate weekly reports of Master Services Distributor's inventory and monthly sell-through of Products, by model, and the identities of customers to whom Master Services Distributor sold the Products. In addition, Master Service Distributor shall furnish Motorola with accurate reports of Master Services Distributor's subsidiaries inventory. Distributor will deliver such weekly and monthly reports on the dates as provided in Attachment 7. Motorola and Master Services Distributor will meet on a regular basis to review Master Services Distributor's inventory of Products, including any Products that may be overstocked or slow moving, and Master Services Distributor's marketing and sales plan to move such products.

9.    PRICE PROTECTION

      a. During the term of this Agreement for Products intended for sale to Motorola Managed Accounts, if Motorola reduces the price of a particular model of Product, then Motorola will [***] communicate the price changes to MSD within [***] of Motorola's approval of the new pricing to the account [***].

      b. During the term of this Agreement, for Products intended for sale to Distributor Managed Accounts, if Motorola reduces the price of a particular model of Product , then Motorola will credit Master Services Distributor's account an amount equal to [***].

      c. Motorola will audit Master Services Distributor, for purposes of verifying inventory levels that may be subject to price protection. Such audits shall occur during regular business hours as follows:
            (i) For Motorola Managed Accounts such audit will occur within 48 hours of the new price effective date and; (ii) for the Distributor Managed Accounts such audit shall occur as provided in Attachment 7.

      d. Motorola will release the MSD Price List for Distributor Managed Accounts on the Monday [***], as identified in Attachment 7.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

10.   PRIVATE LABEL RESTRICTION

Master Services Distributor understands that Motorola will be investing a tremendous amount of time, resources, money and know how in MSD in helping it to grow its business. Accordingly, MSD agrees to limit itself, and its subsidiaries and affiliates to distributing third-party manufactured products in the Territory and any other territory in which MSD, its subsidiaries or affiliates is a distributor of Motorola handsets. In the event, MSD, its subsidiaries or affiliates elects to develop a competitive product to the Products and/or distribute any competitive product to the Products that is labeled or branded by MSD, outside the Territory or any territory in which MSD or its subsidiaries or affiliates distributes Motorola handsets, during the term of this Agreement or any renewal term, Motorola reserves the right to terminate the Agreement.

11.   NO TRANSSHIPMENT

      a. Master Services Distributor agrees to limit its distribution of the Products purchased hereunder to direct sale by Master Services Distributor destined to customers located in the Territory.

      b. Master Services Distributor may not transship, sell or otherwise transfer Products purchased hereunder outside the Territory. Master Services Distributor shall incorporate this limitation into all of its agreements for the resale of Products purchased hereunder and Master Services Distributor shall enforce this restriction.

      b. Sales within the Territory without transshipment is a material condition to Master Services Distributor's rights under this Agreement, and the parties agree that any direct transfer, transshipment and/or sale of Products outside the Territory by Master Services Distributor shall be a material breach of this Agreement and will result in substantial damage to Motorola which will be difficult to quantify. Accordingly, the parties agree that for every Motorola cellular telephone with an electronic serial number traceable to purchases by Master Services Distributor will be subject, at Motorola's discretion, to pay Motorola as liquidated damages [***]. Furthermore, in the event of any direct transshipment Motorola may immediately terminate this Agreement for cause, or Motorola may reject some or all purchase orders from Master Services Distributor, and/or Motorola may cancel some or all purchase orders previously accepted, until Master Services Distributor can demonstrate that it has instituted policies and procedures to prevent any such occurrences in the future. The foregoing are in addition to, and not in lieu of, the remedies that Motorola has at law or in equity.

      c. Any indirect transfer, transshipment and/or sale of Products outside of the Territory by others purchasing through MSD will result in MSD's obligation to immediately terminate the commercial relationship in connection with the Products between MSD and the other party involved in such transaction. If indirect transshipment reoccurs with the same MSD customer, then Motorola has the right to immediately terminate this Agreement with no liability.

12.   WARRANTY

Motorola warrants each Product only to the original end-user purchasers and/or licensees, under the limited hardware and/or software warranty (as applicable) that Motorola ships with such Product MOTOROLA MAKES NO REPRESENTATION OR OTHER WARRANTY OF ANY OTHER KIND, EXPRESS OR IMPLIED. MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Master Services Distributor agrees to extend these warranties to its end-user customers (directly or through agents, distributors or resellers) and to indemnify, defend and hold Motorola harmless from claims and actions arising from Master Services Distributor's business or distribution of the Products not covered by Motorola's warranties. If any Product is defective at time of delivery to Master Services Distributor, Master Services Distributor's sole remedy shall be to return the Product to Motorola for replacement or repair, as determined solely by Motorola, EXCEPT for Products that, in Motorola's sole discretion, require reprogramming or

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

reflashing. If such replacement or repair is not performed within the [***] by Motorola, Motorola MSD shall return the product for credit in [***]. MSD agrees to reprogram and/or reflash such Products that, in Motorola's sole discretion, require reprogramming or reflashing due to warranty defect. Such reprogramming or reflashing at Motorola's request will be paid [***] at standard third-party service rates.

13.   PATENT AND COPYRIGHT INDEMNIFICATION

      a. Motorola agrees to defend, indemnify, and hold harmless MSD, its affiliates, and their respective officers, directors, employees, agents, and other representatives from and against any third party judgments, losses, damages, liabilities, costs or expenses (including, but not limited to, reasonable attorneys' fees and legal expenses) against Master Services Distributor based upon a claim that any Product furnished hereunder by Motorola directly infringes a valid patent or copyright in the Territory, and to pay costs and damages finally awarded based upon such claim in any such suit, provided that Motorola is: (i) promptly notified by Master Services Distributor in writing as soon as reasonably practicable after Master Services Distributor first becomes aware of the claim of infringement or misappropriation, but in no event later than fifteen
            (15) days from the date on which Master Services Distributor first received notice of such claim; and (ii) at Motorola's request and expense is given sole control of the suit and all requested assistance for defense of same. Motorola shall not be liable for any settlement made without Motorola's written consent. If the use or sale of any Product furnished under this Agreement is enjoined as a result of such suit, Motorola at its sole option and at no expense to Master Services Distributor, will: (i) obtain for Master Services Distributor the right to use or sell such Products; (ii) substitute an equivalent product reasonably acceptable to Master Services Distributor and extend this indemnity thereto, or; (iii) accept the return of the Products and reimburse Master Services Distributor the purchase price therefore, less a reasonable charge for prior use, if any. If the infringement is alleged prior to completion of delivery of the Products, Motorola shall have the right to decline to make further shipments without being in breach of this Agreement.

            This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from Products furnished by Motorola that are: (i) altered in any way by Master Services Distributor or any third party if the alleged infringement would not have occurred but for such alteration; (ii) combined with any other products or elements not furnished by Motorola; or (iii) designed and/or manufactured in accordance with Master Services Distributor's designs, specifications, or instructions. In no event shall Motorola's liability resulting from its indemnity obligation to Master Services Distributor extend in any way to royalties payable based on a per use basis, or subscriber revenues derived by Master Services Distributor there from, or any royalty basis.

            The indemnity provided in this section is the sole, exclusive, and entire liability of Motorola and the remedies provided in this section shall be Master Services Distributor's exclusive remedies against Motorola for patent or copyright infringement, whether direct or contributory, and is provided in lieu of all warranties, express, implied or statutory in regard thereto, including, without limitation, the warranty against infringement specified in the Uniform Commercial Code.

      b. NOTWITHSTANDING THE ABOVE INDEMNITY, IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, TRADEMARKS OR COPYRIGHTS.

14.   PRODUCTS LIABILITY INDEMNIFICATION

            Motorola agrees to defend, indemnify, defend, and hold harmless, MSD, its affiliates, and their respective officers, directors, employees, agents, and other representatives from and against any third party judgments, losses, damages, liabilities, costs or expenses (including, but not limited to, reasonable attorneys' fees and legal expenses) against MSD, which are based upon a claim by a third party, that a material defect in any Products famished hereunder by Motorola caused death or bodily injury to any person and to pay costs and damages finally awarded based upon such claim in any suit; provided that Motorola is: (i) notified by MSD in writing within 15 days of the date on which MSD first received notice of the claim (provided that MSD's failure to timely notify Motorola of any such claim shall not excuse Motorola from its obligation to

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

            indemnify MDS hereunder unless such delay has caused Motorola to suffer specific and irreparable prejudice); and (ii) at Motorola's request and expense is given sole control of the suit and all requested assistance for defense of same. Motorola shall not be liable for any settlement made without its written consent.

            This indemnity does not extend to any suits based upon death or bodily injury arising from Products furnished by Motorola that are:
            (i) altered in any way by MSD or any third party without the express written consent of Motorola or without using the software provided by Motorola for programming; (ii) combined with any other products or elements. not furnished by Motorola, or (iii) designed and/or manufactured in accordance with MSD's designs, specifications, or instructions. This indemnity does not extend to any suits or claims based upon death or bodily injury to any person or damage to any property, where the event or exposure which allegedly caused the injury occurred prior to the Effective Date of this Agreement.

            The indemnity provided in this section is the sole, exclusive, and entire liability of Motorola and the remedies provided in this section shall be MSD's exclusive remedies against Motorola for claims by third parties for death or bodily injury and is provided in lieu of all warranties, express, implied or statutory in regard thereto.

15.   MASTER SERVICES DISTRIBUTOR INDEMNITY

Master Services Distributor, at its own expense, shall indemnify, defend, and hold harmless, Motorola, its affiliates, and their respective officers, directors, employees, agents, and other representatives from and against any third party judgments, losses, damages, liabilities, costs or expenses (including, but not limited to, reasonable attorneys' fees and legal expenses) associated with or arising from: (i) Master Services Distributor's breach of section 3, 11, 12, 15, 16, 17, 21, 24, 25 or 30; (ii) any claim or action relating to Master Services Distributor's business operations, activities, employees or employee actions.

16. DISCLAIMER OF INTELLECTUAL PROPERTY LICENSE

      a. Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of Motorola.

      b. In order that Motorola may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, Master Services Distributor, without the express written consent of Motorola, shall have no right to use any such marks, names, slogans or designations of Motorola in the sales or advertising of any Products or on any Product container, component part, business form, sales advertising or promotional materials or other business materials, whether in writing, orally or otherwise.

17.   TAXES AND FEES

Master Services Distributor shall pay all applicable fees, custom duties, assessments or taxes which may be assessed or levied as a result of Master Services Distributor's performance under this Agreement or against any of the Products ordered hereunder by Master Services Distributor, on any software or its license or use, or on any amount payable or any services furnished under this Agreement, exclusive of personal property taxes assessed on software and taxes based on Motorola net income.

18.   LIMITATION OF LIABILITY

      (1) LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY, MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

            HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. MASTER SERVICES DISTRIBUTOR'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED. IN NO EVENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, WILL MOTOROLA BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME COST OR ANY CLAIM AGAINST MASTER SERVICES DISTRIBUTOR BY ANY OTHER PARTY.

      (2) INSURANCE. It is further understood that Motorola is not an insurer and that Master Services Distributor shall obtain all insurance; required by this Agreement and that Motorola does not represent or warrant that Motorola products will avert or prevent occurrences, or the consequences therefrom, which are monitored, detected or controlled with use of the products.

      (3) TIME TO SUE. Except for money due upon an open account, no action shall be brought either party for any breach of this Agreement more than two (2) years after the non-breaching party knew or should have known of such cause of action except where a shorter limitation period is provided by applicable law.

      (4) NO REPRESENTATIONS. The issuance of information, advice, approvals, instructions or cost projections by either party's sales personnel or other representatives shall be deemed expressions of personal opinion only and shall not affect Motorola's and Master Services Distributor's rights and obligations hereunder unless the same is in writing and signed by the other party with the explicit statement that it constitutes an amendment to this Agreement.

19. FORCE MAJEURE

Neither party shall be held liable for any delay or failure to perform due to any cause beyond its reasonable control such as acts of God, acts of civil or military authority, epidemics, fires, floods, war or riots, lockouts or other labor disputes, except the obligation to pay money when due. The party so affected shall, upon giving prompt written notice to the other party of the delay and the cause, be excused from performance to the extent of the prevention, restriction or interference. The delivery schedule shall be considered extended by a period of time equal to the time lost because of any excusable delay.

20. WAIVER

The failure of either party to insist in any one or more instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance shall continue in full force and effect.

21. TERMINATION

      a. During the initial term, this Agreement may be terminated by either party without cause upon not less than one hundred eighty (180) days prior written notice to Master Services Distributor. Thereafter, this Agreement may be terminated by either party without-cause upon one hundred eighty (180) days prior written notice to the other party, however, if either party defaults on any obligation herein during the notice period, the non-defaulting party may terminate immediately this Agreement for cause upon written notice to the defaulting party.

      b. Motorola may terminate this Agreement immediately upon the occurrence of any of the following events: (i) a breach of one or more of the following Sections: "Appointment As Master Services Distributor", "Credit Line", "Government Sales", "Compliance With Law", "Ethical Standards", or "Confidentiality"; "Private Label Restriction" (ii) a change in the control or management of Master Services Distributor

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

            which is unacceptable to Motorola (iii) Master Services Distributor ceasing to function as a going concern, declaring bankruptcy, having a receiver appointed for it, or otherwise taking advantage of any insolvency law; (iv) Except as otherwise provided in this Agreement, Master Services Distributor's failure to cure a breach of this Agreement within [***] after Motorola's written notification to Master Services Distributor of such breach; or (v) Master Services Distributor's failure to make a payment to Motorola when due, as provided in Section 7 of this Agreement.

      c. Except as provided in this Agreement, neither termination nor expiration of this Agreement shall relieve or release either party from making payment that may be owing to the other party under the terms of this Agreement.

      d. Except as provided in this Agreement, neither Motorola nor Master Services Distributor shall be liable by reason of termination, expiration or non-renewal of this Agreement to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business, or good will of Motorola or Master Services Distributor or otherwise. Master Services Distributor represents to Motorola that, as of the date of this Agreement, Master Services Distributor had on hand a trained staff of personnel, facilities, and equipment necessary to effectively distribute the Products in the Territory and that Master Services Distributor has incurred no extra expense in respect of the same upon entering into this Agreement.

      e. Upon termination of this Agreement, Master Services Distributor shall return to Motorola all Product catalogues, sales literature, samples, demonstration equipment or other promotional materials. Also, within one (1) month after the date of termination of any license granted under this Agreement, Master Services Distributor will certify to Motorola that through Master Services Distributor's best efforts, and to the best of Master Services Distributor's knowledge, the equipment, software and documents received from Motorola have been returned, and that all software placed in any storage apparatus under Master Services Distributor's control has been rendered unusable.

      f. Upon termination of this Agreement Motorola shall have the option, but not the obligation, to repurchase all or any part of the remaining inventory of the Products remaining in Master Services Distributor's possession [***]. Said option shall be exercisable upon written notice to Master Services Distributor within [***] following notice of termination of this Agreement. Upon exercise of said option to repurchase. Motorola and Master Services Distributor shall at Motorola's option take an inventory of all Products remaining in Master Services Distributor's possession. Motorola shall pay Master Services Distributor for the inventory of repurchased Products within [***] of receipt thereof by Motorola.

      g. Motorola shall have the right to offset against any money payable hereunder by Motorola, any money that is due and owing from Master Services Distributor to Motorola as of the date any such payment is due.

22. GOVERNMENT SALES

In the event that Master Services Distributor elects to sell Motorola Products or services to any state, county, municipal or other governmental entity, or to a prime contractor selling to any such governmental entity within the Territory. Master Services Distributor remains solely and exclusively responsible for compliance with all statutes and regulations governing such sales. Motorola makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations.

23. DISPUTE RESOLUTION

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

The parties agree that any claims or disputes will be submitted to non-binding mediation prior to initiation of any formal legal process provided however, this provision shall not preclude either Party from resorting to judicial proceedings if (i) the claim or dispute relates to intellectual property rights; or (ii) equitable relief from a court is necessary to prevent serious and irreparable injury to the complaining party or to third parties.. Costs of mediation will be shared equally. Disputes concerning the relationship between Motorola and Master Services Distributor shall be resolved in accordance with the laws of the State of Illinois and any court actions shall be filed in a state or federal court of competent jurisdiction in the State of Illinois. Master Services Distributor hereby consents to exclusive jurisdiction by such courts. Master Services Distributor waives personal service of any process upon it and consents that all service of process shall be made by registered mail to it at the address set forth in the introductory paragraph of this Agreement.

24. COMPLIANCE WITH LAW

Master Services Distributor shall at all times conduct its efforts hereunder in strict accordance with all applicable laws and regulations and with the highest commercial standards. Master Services Distributor shall effect or secure and maintain at its own cost all necessary governmental permits, licenses, approvals and registrations required in connection with the execution or performance of this Agreement. Master Services Distributor shall indemnify and hold Motorola harmless for any losses, damages or other liabilities resulting from Master Services Distributor's failure to comply with the provisions of this Section.

25. ETHICAL STANDARDS

Motorola has historically depended on product quality and superiority, combined with outstanding support capability, to sell its Products in all parts of the world. Motorola believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands. Motorola will not do business with any distributor, agent, customer or any other person where Motorola knows or suspects the existence of questionable practices. Master Services Distributor agrees with the Motorola policy stated in this Section and agrees that failure of Master Services Distributor or any other person under its responsibility to comply in all respects with said policy shall constitute just cause for immediate termination of this Agreement by Motorola without any liability.

26. NON-SOLICITATION

      Both Parties expressly agree that they will not hire any of the other's employees or temporary workers during the term of this Agreement and for one (1) year afterward without the other party's written consent. Notwithstanding the foregoing, neither party shall be precluded from conducting generalized searches for employees (and hiring those employees who respond to generalized searches) either through the use of search firms or advertisements in the media, provided that searches are not specifically targeted to employees of the other party.

27. CONFIDENTIALITY

      a. All terms of this Agreement, including the existence of this Agreement itself, and all Product pricing information delivered hereunder, is confidential.

      b. Either party shall treat as confidential all business or technical information of the other party that either party learns in its conversations with the other party or in performance of its responsibilities hereunder. Such information is collectively referred to as "Confidential Proprietary Information". The foregoing obligation of confidentiality shall commence on the first date that either party discloses to the other party Confidential Proprietary Information. Each party shall protect the confidentiality of the. other party's Confidential Proprietary Information disclosed to it, using the same degree of care as each party uses to protect its own confidential proprietary information of like kind (but in no event less than reasonable care). Neither party shall not use any Confidential Proprietary Information, of the other except as necessary for performance of its responsibilities hereunder.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

      c. Both parties shall limit disclosure of Confidential Proprietary Information to only those of its employees with a need to know for the purposes authorized herein, and who have signed written agreements containing provisions of confidentiality similar to those contained in this Section.

      d. Neither party shall disclose any Confidential Proprietary Information to any third party without prior written consent of the party whose information is subject to potential disclosure.

      e. Excluded from the obligations of confidentiality in this Section is information known or that becomes known to the general public without breach of this Agreement by either party.

      f. Upon termination of this Agreement, both parties shall return to the other all copies of Confidential Proprietary Information in its possession or certify to the other in writing that all such copies have been destroyed.

28. NOTICES

All notices required under this Agreement (other than purchase orders and invoices) will be sent by fax, overnight courier or registered or certified mail to the appropriate party at its address stated on the first page of this Agreement (or to a new address if the other has been properly notified of the change).

If to Motorola, the notice should be addressed to Benito Hernandez, with a copy to Fernando Gomez - both at Motorola Inc., 789 International Parkway, Sunrise, FL 33325 - and the Motorola Law Department, Mail Drop AW-438, 600 N.U.S. Highway 45, Libertyville, IL 60048.

If to MSD, the notice should be addressed to R. Marcelo Claure, with a copy to Clayton E. Parker, Esq. Kirkpatrick & Lockhart LLP, 201 south Biscayne Boulevard, suite 2000, Miami, Florida 33131.]

A notice will not be effective until the addressee actually receives it.

29. BREW DEVICES

The Parties agree that the terms and conditions in Attachment 3 shall apply to the sale and distribution of Brew Devices [***].

30. EXPORT CONTROL

Master Services Distributor shall be the exporter of record and shall be responsible for obtaining all export licenses that may be required to export the Products from the U.S. to the Territory. Master Services Distributor agrees to comply with all applicable export laws, regulations and orders. Specifically, but without limitation, Master Services Distributor agrees that it will not resell, re-export or ship, directly or indirectly, any Product or technical data in any form without obtaining appropriate export or re-export licenses from the United States Government. Master Services Distributor acknowledges that the applicable export laws, regulations and orders may differ from item to item and/or from time to time.

31 TRADEMARKS; PROMOTIONAL MATERIALS

      a. Nothing contained herein shall be deemed to grant either directly or by implication, estoppel, or otherwise, any license under any patents, copyrights, trademarks or trade secrets of Motorola.

      b. In order that Motorola may protect its trademarks, trade names, corporate slogans, corporate logo, goodwill and product designations, MSD shall have no right to use any such marks, names, slogans or designations of Motorola in the sale or advertising of any Products or on any Product container, component part, business form, sign, business cards, sales, advertising or promotional materials or other business materials, whether in writing, orally or otherwise, without the express written consent of Motorola. Further, MSD

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

            shall not use "Motorola" or any other trademark of Motorola as all or part of the name under which it is organized or conducts business, nor as all or part of a domain name.

      c. Motorola Grant of Consent to Use Motorola Trademarks in Promotional Materials. Motorola grants to MSD during the term of this Agreement, in the Territory, its limited consent to use the Motorola Trademarks (as set forth on Attachment 6) in the advertising and promotion of Motorola's products and services, provided that: (i) MSD does not create a unitary composite mark involving a Motorola Trademark or any other trademark of Motorola; (ii) all Promotional Materials display such symbols and notices provided by Motorola to indicate the trademark status and ownership of the Motorola Trademarks; and
            (iii) the Promotional Materials have been approved by Motorola as provided below. Master Services Distributor's right to use Motorola Trademarks cease immediately upon termination of this Agreement except to the extent necessary, but not exceeding 180 days, for Master Service Distributor to liquidate its inventory of Products as permitted pursuant to the preceding sentence. MSD agrees and acknowledges that, other than the limited rights to use the Motorola Trademarks granted herein, it shall have no right to use the Motorola Trademarks, unless such right is granted in a separate agreement between the parties.

      d. Approval; Motorola Usage Guidelines. At a minimum all advertising and promotional materials for Motorola's products and services shall state (in writing or verbally as appropriate) "Phones by Motorola" or an equivalent phrase approved by Motorola in its sole discretion. Further, MSD agrees to comply with any and all usage guidelines promulgated by Motorola with respect to the Motorola Trademarks, and Motorola reserves the right to modify such guidelines from time to time upon reasonable notice to MSD. MSD shall supply to Motorola specimens of all advertising, marketing and/or promotional materials related to Motorola's products and services and/or bearing the Motorola Trademarks for inspection and approval, which approval shall not be unreasonably withheld. If Motorola has not approved such specimens in writing within ten (10) Business Days after receiving such specimens, such specimens shall be deemed disapproved by Motorola.

      e. The Products and packaging shipped under the terms and conditions of this agreement may carry the Motorola Trademarks and/or such other trademarks of Motorola, as Motorola shall determine in its sole discretion. In no event shall MSD purposely alter, remove, obscure, erase, deface or otherwise hide from view, any Motorola Trademark, other trademark of Motorola, or any proprietary rights notice of Motorola.

      f. MSD hereby acknowledges that the Motorola Trademarks are the sole and exclusive property of Motorola, and agrees that its use of the Motorola Trademarks as provided herein shall inure to the benefit of Motorola. MSD shall not do anything to infringe upon, harm, or contest the validity of the Motorola Trademarks or any other trademark of Motorola. At Motorola's request, MSD shall reasonably cooperate with Motorola in any action or proceeding to register, renew or enforce Motorola's rights in the Motorola Trademarks or other trademarks of Motorola.

32. GENERAL

      a. No alterations or modifications of this Agreement shall be binding upon either Master Services Distributor or Motorola unless made in writing and signed by an authorized representative of each party.

      b. If any term or condition of this Agreement shall to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition shall be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable.

      c. Except for either party's standard recruitment practice which may include solicitation of employees through employment agencies, advertisements in newspapers, magazines, trade journals, or Internet Web sites, during the Term and for six (6) months thereafter, neither party shall, without the other party's prior written consent, which may be withheld in its sole discretion, directly or indirectly solicit any employee of the other party to leave the other party's employ in order to accept employment with the soliciting party or its actual or prospective agents or sub-distributors.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

      d. No assignment of this Agreement or of any right granted herewith shall be made by Master Services Distributor without the prior written consent of Motorola.

      e. This Agreement and its attachments set forth the entire understanding between the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No other agreements, representations, warranties or other matters, whether oral or written, shall be deemed to bind the parties hereto with respect to the subject matter hereof. Master Services Distributor acknowledges that it is entering into this Agreement solely on the basis of the agreements and representations contained herein.

IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives on the dates under their signatures below.

"MOTOROLA"                                       "DISTRIBUTOR"

 MOTOROLA, INC.,                                  BRIGHTSTAR CORP.

By: /s/ Fernando Gomez                           By: /s/ R. Marcelo Claure
    ---------------------------                      --------------------------
Name: Fernando Gomez                             Name: R. Marcelo Claure

Title: Senior Vice President and General Manager Title: President & CEO

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

                                  ATTACHMENT 1

Master Services Distributor shall be authorized to distribute the following Products pursuant to this Agreement:

All Motorola Cellular and PCS handsets. For the avoidance of doubt iDEN handsets are hereby excluded

With Motorola's approval, end of life and refurbished Products.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

                                  ATTACHMENT 2

I. Territory
Anguilla
Antigua & Barbuda
Argentina
Aruba
Bahamas
Barbados
Belize
Bolivia
Cayman Islands
Chile
Colombia
Costa Rica
Dominica
Dominican Republic
Ecuador
Falkland Islands
Grenada
Guadeloupe
Guatemala
Guyana
Haiti
Honduras
Jamaica
Martinique
Mexico
Montserrat
Netherlands Antilles
Nicaragua
Panama
Paraguay
Peru
Puerto Rico
El Salvador
St. Kitts-Nevis
St. Lucia
St. Martin
St. Thomas
St. Vincent
Surinam
Turks & Caicos
Trinidad & Tobago
Uruguay
Venezuela
British Virgin Islands
Virgin Islands (U.S.)

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


                                  ATTACHMENT 3

WHEREAS, Master Services Distributor is aware that Motorola has a license from Qualcomm, Inc. ("Qualcomm") to integrate Binary Runtime Environment for Wireless ("BREW") technology into certain Motorola CDMA wireless devices being offered to Verizon Wireless ("Verizon") and other Latin American carriers defined by Motorola in the future;

WHEREAS, Master Services Distributor as an authorized distributor of certain wireless products desires to purchase BREW Devices for resale to certain Verizon or Verizon authorized locations in the United States and other Latin American carriers defined by Motorola in the future; and

WHEREAS, Motorola desires to sell such BREW Devices to Master Services Distributor;

NOW THEREFORE, the Parties hereto agree as follows:

1.    Definitions.

      a. "BREW Device" means a complete end-user CDMA wireless device into which Motorola has integrated the Qualcomm BREW technology. For purposes of this Attachment, the term BREW Device is limited to the T720 and V60e. Motorola may add additional products as Brew Devices in the future.

      [***]

2. With respect to Master Services Distributor's purchase of BREW Devices, Master Services Distributor hereby agrees to:

            (1) only sell such BREW Devices to the Verizon or Verizon authorized locations in United States and other Latin American carriers defined by Motorola and as described in this Agreement;

            [***]

            [***]

[***]

4. Reports. Within 20 calendar days after the end of each quarter, Master Services Distributor shall provide Motorola with a written report, ("Report") in the form to be provided by Motorola that includes the number of BREW Devices shipped to Verizon or Verizon authorized locations in the United States and other Latin American carriers defined by Motorola for each month of the quarter. Motorola may make reasonable changes to the Report from time to time.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

                                     [***]



                       MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


                                  ATTACHMENT 4

I. Motorola Managed Accounts:
a.
   [***]

b. To compensate the Master Services Distributor for the services it will be providing to the Motorola Managed Accounts assigned to MSD as identified in Table 2, Motorola will pay a service fee for the services identified in Table 1. Motorola will provide Master Services Distributor with a schedule outlining the service fee in a format similar to Attachment 5. Motorola will review the schedule periodically with Master Services Distributor.

c. Master Services Distributor shall only provide services to Assigned and Jointly serviced accounts, as identified in Table 2 - List of Accounts.

d. Master Services Distributor may not sell Product to the following Motorola Managed Accounts:

         [***]

e. Master Services Distributor may bundle other Value Added Services with sales to Motorola Managed Accounts. The benefit of any Value Added Services provided will belong to the Distributor.

f. Consistent with the terms of this Agreement, Motorola may modify, change or otherwise alter the assignment of Motorola Managed Accounts based upon Master Services Distributor's performance or any other basis that Motorola determines is necessary to support the customer and promote Products. Any compensation that may be due MSD is identified in the Attachment 5.

II. Distributor Managed Accounts:

a. Compensation for the services Master Services Distributor will be providing to Distributor Managed Accounts assigned to MSD as described in Table 1, shall be derived directly from sales of Products to these accounts.

b. In the rare instance when Master Services Distributor requests an additional discount on a particular Product from Motorola for a specific deal to a Distributor Managed Account to meet a competitive offer, Motorola reserves the right to deny such request and may, if it elects to provide an additional discount, require MSD to either [***]. The Motorola discount will be defined in a Deal Sheet by the local Motorola Account Manager, with standard Motorola internal approvals.

c. From time to time MSD may request funds to support marketing programs or other programs designed to increase sales of Products to Distributor Managed Accounts. Such request should be made through the form provided in Table 3. Motorola will provide funds at is discretion.

c. The Distributor Managed Accounts MSD has been assigned and those Jointly Serviced are identified in Table 2 - List of Accounts.

d. The following Distributor Managed Accounts may not be serviced by Master Services Distributor: [***]

e. Upon [***] notice, Motorola may modify, change or otherwise alter the allocation of Distributor

                      MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested


Managed Accounts based on any basis that Motorola determines is necessary to support the customer and promote Products. Any compensation that may be due to MSD will be determined on the same basis for Distributor Managed Accounts as for Motorola Managed Accounts as provided in Attachment 5, Section 2 for Motorola Managed Accounts. [***]

III. New Accounts. Accounts that are not currently serviced by either party or otherwise identified in any of the Attachments at the Effective Date shall be defined as "New Accounts". New Accounts automatically default to Motorola Managed Accounts, unless otherwise specified in writing by an officer of Motorola. After [***], Motorola will re-evaluate any New Accounts based on Motorola's market requirements. In cases where MSD demonstrates to Motorola that MSD is the best option to fulfill Motorola's market requirements and with the consent of the New Account, MSD will be Motorola's preferred option to be assigned as a distributor for such New Account.

                                MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

Table 1 - LIST OF DISTRIBUTOR SERVICES

SERVICE LEVEL AGREEMENT

SERVICE PROVIDED        DESCRIPTION                 DISTRIBUTOR MANAGED      MOTOROLA MANAGED (REGION)   MOTOROLA MANAGED (MEXICO)
----------------        -----------                 -------------------      -------------------------   -------------------------

In-bound logistics    Transportation and      [***]                          [***]                       [***]
                      insurance from
                      Motorola DC to 1st
                      MSD DC and in
                      country MSD DC

Financial Costs       Financing import        [***]                          [***]                       [***]
                      duties and VAT

Material Handling     Property Insurance,     [***]                          [***]                       [***]
                      Scanning, Pick, Pack
                      & Ship at all MSD
                      DCs and Sampling &
                      Receiving Inspection
                      at both  MSD DCs
                      or when  dropshipped

Programming (See      Flex,Flash & Content    [***]                          [***]                       [***]
comments below)       (ringertones,
                      wallpapers, themes
                      screensavers, and
                      Java apps)

Fulfillment &         Programming of MIN,     [***]                          [***]                       [***]
Customization         labeling, insertion
                      of carrier collateral
                      materials, additional
                      accessories,placement
                      of scutcheons, security
                      seals & cost of
                      sleeves

Invoicing &           A/R Insurance, Self     [***]                          [***]                       [***]
Collection            insurance for
                      deductible, cost of
                      capital, devaluation
                      & fx exposure,
                      invoicing

inventory             Cost of Capital to      [***]                          [***]                       [***]
                      carry inventory

Out-bound logistics   Transportation and      [***]                          [***]                       [***]
                      insurance from in
                      country MSD DC to
                      Carrier's warehouse

Reverse logistics     Administration of the   [***]                          [***]                       [***]
                      collection from
                      carrier's central
                      location Motorola's
                      standard DOA and OOB

All in country taxes  Transaction taxes,      [***]                          [***]                       [***]
                      patent taxes, etc.

1. With respect to Programming, the following seven high-volume properties will primarily be programmed by Motorola:

[***]

2. Any other properties not listed above will be delivered as Distributor Sales Model and will be programmed by MSD as shown in Table 2 of this Attachment 2.

MSD agrees to remain as the back-up for programming for these properties identified in 1., above. After September 15. 2003, in the event that Motorola requests in writing programming support for these properties a negotiated fee of [***] will be paid to MSD. Motorola reserves the right to perform this programming services in house or with another third party.

[***]

                        MOTOROLA CONFIDENTIAL PROPRIETARY

Table 2 - List of Accounts (Programming Plan, Primary Distributor, Account
Type,)

REGION     COUNTRY     OPERATOR (A.K.A.)     OWNERS/PARTNERS         TECH         FREQ         PROG.    ACCT TYPE  ASSIGNED
------     -------     -----------------     ---------------         ----         ----         -----    ---------  --------

LAS      Argentina           [***]                [***]              CDMA         1900         [***]      [***]      [***]
                                                  [***]
LAS      Argentina           [***]                [***]              CDMA         1900         [***]      [***]      [***]
LAS      Argentina           [***]                [***]                           1900         [***]      [***]      [***]
LAS      Argentina           [***}                [***]           TDMA/GSM        1900         [***]      [***]      [***]
                                                  [***]
LAS      Chile               [***]                [***]              CDMA         1900         [***]      [***]      [***]
LAS      Chile               [***]                [***]               GSM         1900         [***]      [***]      [***]
LAS      Chile               [***]                [***]           TDMA->CDMA    800->1.9       [***]      [***]      [***]
                             [***]
LAS      Chile               [***]                [***]           TDMA->GSM     800->1.9       [***]      [***]      [***]
                                                  [***]
LAN-R    Uruguay             [***]                [***]              CDMA         1900         [***]      [***]      [***]
LAN-R    Uruguay             [***]                [***]              TDMA          800         [***]      [***]      [***]
LAN-R    Paraguay            [***]                [***]               GSM         1900         [***]      [***]      [***]
                                                  [***]
LAN-R    Paraguay            [***]                [***]               GSM         1900         [***]      [***]      [***]
LAN-R    Paraguay            [***]                [***]              TDMA        19/800        [***]      [***]      [***]
LAN-R    Paraguay            [***]                [***]              TDMA        19/800        [***]      [***]      [***]
                                                  [***]
LAN-R    Paraguay            [***]                [***]              TDMA        19/800        [***]      [***]      [***]
LAN-R    Bolivia             [***]                [***]               GSM         1900         [***]      [***]      [***]
LAN-R    Bolivia             [***]                [***]              TDMA          800         [***]      [***]      [***]
                                                  [***]
                             [***]                [***]
LAN-R    Bolivia             [***]                [***]              TDMA          800         [***]      [***]      [***]
                             [***]
Mexico   Mexico              [***]                [***]           TDMA->GSM      800/1900      [***]      [***]      [***]
Mexico   Mexico              [***]                [***]              CDMA        800/1900      [***]      [***]      [***]
Mexico   Mexico              [***]                [***]              CDMA          800         [***]      [***]      [***]
Mexico   Mexico              [***]                [***]            CDMA ; GSM  800/1900;1900   [***]      [***]      [***]
Mexico   Mexico              [***]                [***]              CDMA         1900         [***]      [***]      [***]
                                                  [***]
                                                  [***]
Mexico   Mexico              [***]                [***]              CDMA         1900         [***]      [***]      [***]
                                                  [***]
LAN-A    Venezuela           [***]                [***]              CDMA          800         [***]      [***]      [***]
LAN-A    Venezuela           [***]                [***]               GSM          900         [***]      [***]      [***]
LAN-A    Venezuela           [***]                                    GSM          900         [***]      [***]      [***]
LAN-A    Venezuela           [***]                [***]           TDMA->CDMA    800/800        [***]      [***]      [***]
                             [***]
LAN-A    Peru                [***]                [***]              CDMA          800 8K      [***]      [***]      [***]
LAN-A    Peru                [***]                [***]               GSM         1900         [***]      [***]      [***]
                             [***]
LAN-A    Peru                [***]                [***]              TDMA          800         [***]      [***]      [***]
LAN-A    Ecuador             [***]                [***]           TDMA -> GSM   800/850        [***]      [***]      [***]
LAN-A    Ecuador             [***]                [***]           TDMA->CDMA    800/800        [***]      [***]      [***]
LAN-A    Ecuador             [***]                [***]              CDMA         1900         [***]      [***]      [***]
                             [***]
LAN-A    Colombia            [***]                [***]            TDMA->CDMA   800/800        [***]      [***]      [***]
LAN-A    Colombia            [***]                [***]           TDMA -> GSM   800/850        [***]      [***]      [***]
LAN-A    Colombia            [***]                [***]               GSM         1900         [***]      [***]      [***]
LAN-CA   Panama              [***]                [***]           TDMA -> GSM   800/850        [***]      [***]      [***]
LAN-CA   Panama              [***]                [***]          TDMA->CDMA1X   800/800        [***]      [***]      [***]
LAN-CA   Nicaragua           [***]                [***]               GSM         1900         [***]      [***]      [***]
LAN-CA   Nicaragua           [***]                                    GSM         1900         [***]      [***]      [***]
LAN-CA   Nicaragua           [***]                [***]          TDMA->CDMA1X   800/800        [***]      [***]      [***]
LAN-CA   Honduras            [***]                [***]              CDMA          800         [***]      [***]      [***]
                             [***]
LAN-CA   Guatemala           [***]                [***]              CDMA         1900         [***]      [***]      [***]
                             [***]
LAN-CA   Guatemala           [***]                [***]           CDMA -> GSM  1900/1900       [***]      [***]      [***]
LAN-CA   Guatemala           [***]                [***]              CDMA         1900         [***]      [***]      [***]
LAN-CA   Guatemala           [***]                [***]              TDMA          800         [***]      [***]      [***]
                             [***]
LAN-CA   El Salvador         [***]                [***]              CDMA          800 8K      [***]      [***]      [***]
LAN-CA   El Salvador         [***]                [***]               GSM         1900         [***]      [***]      [***]
LAN-CA   El Salvador         [***]                [***]               GSM          900         [***]      [***]      [***]
LAN-CA   El Salvador         [***]                [***]              TDMA          800         [***]      [***]      [***]
LAN-CA   Costa Rica          [***]                [***]           TDMA -> GSM   800/1800       [***]      [***]      [***]
                             [***]
LAN-CA   Belize              [***]                [***]           TDMA -> GSM   800/1900       [***]      [***]      [***]
LAN-CA   Belize              [***]                                    GSM       800/1800       [***]      [***]      [***]

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

Table 2 (Cont.) - List of Accounts (Programming Plan, Account Type, Assigned Accounts)

REGION    COUNTRY     OPERATOR (A.K.A.)      OWNERS/PARTNERS        TECH         FREQ            PROG.   ACCT TYPE  ASSIGNED

LAN-C    US Virgin
         Islands
LAN-C    Turks &
         Caicos ls.                                               TDMA -> GSM    8/9,18,1900
LAN-C    Trinidad &
         Tobago                                                   TDMA -> GSM       900
LAN-C    St. Vincent
         &Gre.ls                                                  TDMA -> GSM    8/9,18,1900
LAN-C    St. Marteen
                                                                      GSM          18/900
LAN-C    St. Marteen                                                 TDMA           800
LAN-C    St. Lucia                                                TDMA -> GSM    800;850/1900
LAN-C    St. Lucia                                                TDMA -> GSM     850/1900
LAN-C    St. Kitts                                                TDMA -> GSM     850/1900
LAN-C    St. Croix                                                   TDMA           800
LAN-C    St. Barts                                                TDMA -> GSM    8/9,850/1900
LAN-C    Puerto Rico                                                 CDMA           1900
LAN-C    Puerto Rico
                                                                     CDMA           1900
LAN-C    Puerto Rico
                                                                  TDMA -> GSM    800;850,1900
LAN-C    Puerto Rico
                                                                     TDMA           800
LAN-C    Puerto Rico
                                                                  TDMA -> GSM    1900/1900
LAN-C    Montserrat                                               TDMA -> GSM    8/9,850/1900
LAN-C    Martinique                                                   GSM         1800/900
LAN-C    Jamaica
                                                                     CDMA           800
LAN-C    Jamaica                    [***]                             GSM         900/1800                    [***]
LAN-C    Jamaica                                                   TDMA-> GSM    800;850/1900
LAN-C    Haiti                                                        GSM          18/900
LAN-C    Haiti                                                       TDMA           800
LAN-C    Guadalupe                                                    GSM          18/900
LAN-C    Grenada                                                  TDMA -> GSM     850/1900
LAN-C    Dominican
         Rep.                                                        CDMA           1900
LAN-C    Dominican
         Rep.                                                        CDMA           1900
LAN-C    Dominican
         Rep.                                                        CDMA           1900
LAN-C    Dominican
         Rep.                                                         GSM           1900
LAN-C    Dominica                                                 TDMA -> GSM    8/9,850/1900
LAN-C    Curacao                                                     TDMA           800

LAN-C    Curacao                                                     TDMA           800
LAN-C    Cayman
         islands                                                  TDMA -> GSM    8/9,850/1900
LAN-C    Brit.Virgin
         Islands                                                     TDMA           800
LAN-C    Bonaire                                                     TDMA           800
LAN-C    Bermuda                                                     TDMA           800
LAN-C    Bermuda                                                     TDMA           800
LAN-C    Bermuda                                                     TDMA           800
LAN-C    Barbados                                                 TDMA -> GSM    S/9,18,1900
LAN-C    Bahamas                                                     TDMA           800
         Aruba                                                       TDMA           800
         Anguila                                                  TDMA -> GSM    8/9,850,1900
LAN-C    Antigua &
         Barbud;                                                      GSM          1900
LAN-C    Surinam                                                     TDMA           800
LAN-C    Guyana                                                      TDMA           800
LAN-C    French
         Guyana                                                       GSM          18/900



                  [***]


                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

Table 3












                                     [***]

                 [***] Denotes Confidential Treatment Requested

                            ATTACHMENT 5-COMPENSATION

1. The compensation for Motorola Managed Accounts will be based on [***] and categorized, as follows:


Product Categories                  Service Fee
------------------                  -----------
a. Good less than [***]    [***] of Net Carrier Cost or [***]
b. Better [***]            [***] of Net Carrier Cost
c. Best more than [***]    [***] of Net Carrier Cost***

* New models and changes within a product category will be defined [***], concurrent with the publishing of the MSD Price List.

** Good category compensation will be [***] or [***] per unit, whichever is more.

*** In the event that MSD exceeds the Best category goal described at the end of this paragraph by [***], MSD will earn a [***] incentive on the Best category sales. In addition to being measured [***] for this goal, Distributor will be given the opportunity to make-up any missed [***] goals through an end of calendar-year total evaluation. The Distributor Goal for Best category is equal to [***]. These goals will be updated semi-annually beginning 2004. The 2003 Best category goals are: 3Q03 = [***] 4Q03 = [***].

The Product Categories and corresponding price tiers apply for products included in the MSD price list and approved refurbished list. End of life products are not included in the Product Categories. As long as Motorola has a portfolio of at least three products in a given wireless technology category, Motorola will include at least one product in the "Best" Product Category, above. To the extent a product needs to be elevated from the "Better" or "Good" category, the product with the highest price will be elevated to the "Best" category. If Motorola later introduces a product that qualifies for the "Best" category, any elevated products will immediately revert to their appropriate Product Category. Motorola may, at its sole discretion, revise the Product Categories based on market conditions.

2 Service Fees apply to current Products being sold by MSD to Motorola Managed Accounts. The fee is not applicable to end-of-life or cancelled product sales. [***] A) In the event Motorola exercises its right to re-designate a Motorola Managed Account assigned to MSD ("Assigned Account" -- See Attachment 4, Table
2); by restricting the Territory or otherwise to an account that Motorola will supply directly or through another distributor, Motorola will pay Master Services Distributor the Service Fee for [***] by Motorola to the applicable customer that MSD would have serviced if such customer were not re-designated; such Service Fee shall be payable for a period of [***] to compensate MSD for its prior management of the Assigned Account, [***]

ANY PAYMENTS MADE UNDER THIS SECTION 2 OF ATTACHMENT 5, SHALL BE MSD'S SOLE AND EXCLUSIVE REMEDY.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                     [***] Confidential Treatment Requested

[***]

[***]

5. Master Services Distributor will purchase Products for Motorola Managed Accounts[***]

[***]

      [***]

      [***]

[***]

      [***]

      [***]

[***]

      [***]


                        MOTOROLA CONFIDENTIAL PROPRIETARY

                     [***] Confidential Treatment Requested

      [***]

9. All redirected inventory as described in 5, 6, and 7 above, must be approved by the Motorola Distributor General Manager. In addition, the programming costs and the replacement requirement (not always necessary) will be defined by the Motorola Distributor General Manager, in writing, prior to MSD making any changes or promises to the accounts.

10. This compensation is subject to change in the event of a major reduction in the Motorola Business Plan, implementation of a consignment-like program, or a similar major change in the business. A compensation review request will be in writing, and both parties shall make reasonable commercial effort to respond within 15 days.

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                     [***] Confidential Treatment Requested

                       ATTACHMENT 6 - MOTOROLA TRADEMARKS

                                [ MOTOROLA LOGO ]

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                     [***] Confidential Treatment Requested

                                  ATTACHMENT 7

                          [REPORTS SCHEDULE CALENDAR]

                                     [***]

                        MOTOROLA CONFIDENTIAL PROPRIETARY

                 [***] Denotes Confidential Treatment Requested

                         [ REPORTS SCHEDULE CALENDAR ]

                       MOTOROLA CONFIDENTIAL PROPRIETARY